Earnings Per Share (Calculation of Basic and Diluted EPS) (Detail) - USD ($) $ / shares in Units, shares in Millions, $ in Millions	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Earnings Per Share [Abstract]
Net income (loss) attributable to Dominion Energy	$ (680)	$ 503
Average shares of common stock outstanding – Basic	793.1	650.5
Average shares of common stock outstanding – Diluted	793.1	650.5
Earnings Per Common Share – Basic	$ (0.86)	$ 0.77
Earnings Per Common Share – Diluted	$ (0.86)	$ 0.77